UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 1, 2018 (May 30,  2018)

OneSpan Inc.

(Exact name of registrant as specified in charter)

Delaware	000‑24389	36‑4169320
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

121 West Wacker Drive, Suite 2050

Chicago, Illinois  60601

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (312) 766-4001

VASCO Data Security International, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]            Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)

[   ]            Pre-commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR    240.14d‑2(b))

[   ]            Pre-commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ◻

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

Item 1.01. Entry into a Material Definitive Agreement

Sale and Purchase Agreement

On May 30, 2018, VASCO Data Security International, Inc. (“VASCO” or the “Company”), through its wholly-owned subsidiary VASCO Digital Automation Limited, a privately held company incorporated under English law (“Purchaser”), entered into an all cash stock purchase agreement (“Agreement”). The Agreement provides for the acquisition of all of the outstanding stock of Dealflo Limited (“Dealflo”) for an aggregate purchase price of GBP 41 million (the “Purchase Price”) and is governed by English law. The Purchase Price was subject to a locked box completion mechanism and was delivered cash free and debt free upon closing with a portion of the Purchase Price reserved for an escrow account and deposited with an agent at closing. The Agreement contains customary representations, warranties and covenants of the parties to the Agreement with limited warranties provided by the investors and general warranties provided by certain shareholders who are Dealflo employees, with a Buyer’s Warranty and Indemnity Insurance policy for supplemental claims coverage procured by the Purchaser.

Dealflo is a leading provider of identity verification and end-to-end financial agreement automation solutions. Dealflo and VASCO (through a wholly owned subsidiary) have a pre-existing business relationship in which Dealflo integrated and resold the VASCO e-signature solution. In addition, VASCO was a minority stockholder of Dealflo.

This description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the text of the Agreement, which is attached to this Current Report on Form 8-K as Exhibit 2.1 and incorporated herein by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets

On May 30, 2018, VASCO and Dealflo completed the acquisition described in Item 1.01 above. The Purchaser used cash funds on hand to close the stock purchase. Sellers of Dealflo stock in the transaction included investors and employees, including the Chief Executive Officer of Dealflo, Abraham Smith.

On May 30, 2018, VASCO issued a press release regarding the acquisition, a copy of which is attached to this Current Report on Form 8-K as Exhibit 99.1 and is being furnished herewith.

Item 7.01. Regulation FD Disclosure

VASCO adjusted its financial guidance following the closing of the acquisition of Dealflo for the full year 2018 as follows:

•	Revenue is expected to be in the range of $201 million to $211 million; and
•	Adjusted EBITDA is expected to be in the range of $15 million to $19 million.

The information “furnished” in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

On May 30, 2018, VASCO issued a press release regarding the acquisition of Dealflo and the adjusted financial guidance for the full year 2018, a copy of which is attached to this Current Report on Form 8-K as Exhibit 99.1 and is being furnished herewith.

Use of Non-GAAP Financial Measures

Adjusted EBITDA is not a measure calculated in accordance with generally accepted accounting principles in the United States (“GAAP”). We define Adjusted EBITDA as net income (loss) before interest, taxes, depreciation, amortization and long-term incentive compensation. The Company has included an estimate of Adjusted EBITDA in this Current Report because it believes that Adjusted EBITDA provides useful information to investors and others in understanding and evaluating its operating results in the same manner as the Company’s management and board of directors. Reconciliation of Adjusted EBITDA guidance to the closest corresponding GAAP measure is not available without unreasonable efforts on a forward-looking basis due to the high variability, complexity and low visibility with respect to the charges excluded from this non-GAAP measure.

Forward-Looking Statements

This Form 8-K contains forward-looking statements within the meaning of applicable U.S. Securities laws, including statements regarding the potential benefits, performance, and functionality of our products and solutions, including future offerings; our expectations, beliefs, plans, operations and strategies relating to our business and the future of our business; our acquisitions to date and our strategy related to future acquisitions; and our expectations regarding our financial performance in the future.  Forward-looking statements may be identified by words such as "seek", "believe", "plan", "estimate", "anticipate", expect", "intend", and statements that an event or result "may", "will", "should", "could", or "might" occur or be achieved and any other similar expressions. These forward-looking statements involve risks and uncertainties, as well as assumptions which, if they do not fully materialize or prove incorrect, could cause our results to differ materially from those expressed or implied by such forward-looking statements. Factors that could materially affect our business and financial results include, but are not limited to: market acceptance of our products and solutions and competitors’ offerings; the potential effects of technological changes; our ability to effectively identify, purchase and integrate acquisitions; the execution of our transformative strategy on a global scale; the increasing frequency and sophistication of hacking attacks; claims that we have infringed the intellectual property rights of others; changes in customer requirements; price competitive bidding; changing laws, government regulations or policies; pressures on price levels;  impairment of goodwill or amortizable intangible assets causing a significant charge to earnings; exposure to increased economic and operational uncertainties from operating a global business as well as those factors set forth in our Form 10K (and other forms) filed with the Securities and Exchange Commission. Our SEC filings and other important information can be found on the Investor Relations section of our website at ir.onespan.com. We do not have any intent, and disclaim any obligation, to update the forward-looking information to reflect events that occur, circumstances that exist, or changes in our expectations after the date of this press release.

Item 9.01 Financial Statements and Exhibits

(d.) Exhibits. The following Exhibits are furnished herewith:

Exhibit Number	Description

2.1	Stock Purchase Agreement, dated May 30, 2018, between VASCO Digital Automation Limited and shareholders of Dealflo Limited

99.1	VASCO Press Release dated May 30, 2018 announcing the Dealflo Limited acquisition

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 1, 2018	OneSpan Inc.

/s/ Mark S. Hoyt
Mark S. Hoyt
Chief Financial Officer